UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2015

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

Port Street Quality Growth Fund

Institutional Class Shares — PSQGX

Annual Report

www.portstreetinvest.com	March 31, 2015

PORT STREET QUALITY GROWTH FUND

Dear Shareholders,

March 31, 2015 marked the end of the Port Street Quality Growth Fund’s first twelve months of stewardship. Thank you for the opportunity to report on the Fund’s strategy, performance, and outlook going forward.

Strategy

The Fund’s approach to investing focuses on those companies that can be purchased at market prices below their fair value with a record of consistent, above average profit growth, strong balance sheets, sustainable competitive advantages, and capable management. The source of such growth is persistently above average profitability, which, when combined with a sensible policy relating to the payout of such profits and intelligent re-investment, results in the compounding of retained earnings and long-term growth. The Fund’s investment strategy is designed to grow purchasing power in excess of inflation and outperform the general market over time while mitigating losses during periods of economic adversity.

Performance

During its first twelve months ending March 31, 2015, the Fund returned 6.10% while the S&P 500 returned 12.73%, the Russell 1000 Growth returned 16.09%, and the MSCI World Index rose 6.03%

The Fund’s lag in performance was the result of a few things, but primarily it was the result of the market environment in which we’ve been investing since our launch one year ago. The multi-trillion dollar stimulus and zero interest rate policy have fueled significant increases in asset valuations-stock prices included. These price increases are significantly outpacing the increase in earnings that these same companies are generating which results in a very expensive stock market. To illustrate how lofty today’s market is, Robert Schiller’s cyclically adjusted price to earnings ratio (CAPE) stands at 26.86 which is over 60% above its historical average of 16.55. The more expensive the stock market the more difficult it becomes to find great companies priced at margin of safety discounts to their fair value and hence the more difficult it becomes to deploy cash. The Fund’s cash position has remained fairly constant at 43.70% and was the biggest contributor to the Fund’s lag in performance vs the S&P 500, representing almost 6.00% or nearly the entire difference in performance.

Outlook

Should this market continue to “melt up” with little volatility as it has done this past year, then we expect to continue to under-perform. In this scenario, stock valuations in general will continue to be expensive which will make it difficult for us to deploy cash into great businesses at margin of safety discounts. That said, we expect the stock market to exhibit higher volatility in the near term. The Federal Reserve is laying the groundwork to start increasing interest rates at an undetermined point in the near future while GDP for the first quarter was underwhelming; corporate earnings growth for the first quarter was negative against a relatively easy comparison period due to extreme weather in Q1 2014; and asset prices have outpaced fundamentals for a sustained timeframe, effectively increasing risk and decreasing potential reward. On the flip side, central banks around the world are maintaining easy monetary policy and ramping up quantitative easing (e.g., Europe and Japan). Picking a direction is anyone’s best guess, but volatility is all too likely. Should we see higher volatility, then we expect to find more opportunities to invest in businesses with sustainable competitive advantages at margin of safety discounts to their intrinsic value. We believe that sticking to this discipline will allow us to execute successfully our strategy over a full market cycle.

Thank you for your confidence in our stewardship.

Graham Pierce       Doug Allison

PORT STREET QUALITY GROWTH FUND

Must be Preceded or Accompanied by a Prospectus

The S&P 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

The MSCI World Index is a stock market index of 1,612 ‘world’ stocks. It includes a collection of stocks of all developed markets in the world, as defined by MSCI.

The cyclically adjusted price to earnings ratio is a valuation measure usually applied to the US S&P 500 equity market. It is defined as price divided by the average of ten years of earnings (Moving average), adjusted for inflation.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve greater volatility; political, economic and currency risks; and differences in accounting methods. The Fund may have a relatively high concentration of assets in a single or smaller number of securities which can result in reduced diversification and greater volatility. The Fund will bear its share of expenses and the underlying risks of investments in ETFs and other investment companies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.

Port Street Quality Growth Fund is distributed by Quasar Distributors, LLC.

PORT STREET QUALITY GROWTH FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return — As of March 31, 2015

Since Inception(1)
Port Street Quality Growth Fund	6.10%
S&P 500 Index(2)	12.73%
Russell 1000 Growth Index(3)	16.09%

(1)	April 1, 2014.

(2)	The S&P 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

(3)	The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

PORT STREET QUALITY GROWTH FUND

Expense Example (Unaudited)
March 31, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 – March 31, 2015).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(10/1/2014)	(3/31/2015)	(10/1/2014 to 3/31/2015)
Institutional Class Actual[2]	$1,000.00	$1,048.40	$5.87
Institutional Class Hypothetical (5% annual return	1,000.00	1,019.20	5.79
before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.15%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended March 31, 2015 of 4.84%.

PORT STREET QUALITY GROWTH FUND

Allocation of Portfolio(1) (Unaudited)
As of March 31, 2015
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of March 31, 2015
(% of Net Assets)

Microsoft Corp.	3.7%
Oracle Corp.	3.7%
Apple, Inc.	2.8%
United Technologies Corp.	2.8%
PepsiCo, Inc.	2.8%
Varian Medical Systems, Inc.	2.8%
Sysco Corp.	2.8%
Cisco Systems, Inc.	2.8%
Wal-Mart Stores, Inc.	2.6%
Baxter International, Inc.	2.6%

(1) Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

PORT STREET QUALITY GROWTH FUND

Schedule of Investments
March 31, 2015

	Shares	Value
COMMON STOCKS — 51.2%
Consumer Discretionary — 2.2%
Coach, Inc.	85	$3,522
McDonald’s Corp.	2,635	256,754
Omnicom Group, Inc.	3,200	249,536
		509,812
Consumer Staples — 10.6%
Coca-Cola Co.	80	3,244
Colgate-Palmolive Co.	2,900	201,086
PepsiCo, Inc.	6,800	650,216
Procter & Gamble Co.	4,200	344,148
Sysco Corp.	17,200	648,956
Wal-Mart Stores, Inc.	7,450	612,763
		2,460,413
Financials — 1.1%
Berkshire Hathaway, Inc., Class B *	1,800	259,776
Health Care — 9.9%
Baxter International, Inc.	8,900	609,650
Becton, Dickinson & Co.	3,500	502,565
Medtronic	3,400	265,166
Stryker Corp.	3,000	276,750
Varian Medical Systems, Inc. *	6,900	649,221
		2,303,352
Industrials — 7.6%
C.H. Robinson Worldwide, Inc.	7,500	549,150
Expeditors International of Washington, Inc.	5,400	260,172
Precision Castparts Corp.	1,400	294,000
United Technologies Corp.	5,600	656,320
		1,759,642

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Schedule of Investments – Continued
March 31, 2015

	Shares	Value
Information Technology — 19.8%
Accenture, Class A	6,100	$571,509
Apple, Inc.	5,300	659,479
Cisco Systems, Inc.	23,500	646,837
Cognizant Technology Solutions Corp., Class A *	4,600	286,994
Google, Inc., Class A *	500	277,350
International Business Machines Corp.	1,100	176,550
Microsoft Corp.	21,100	857,821
Oracle Corp.	19,800	854,370
Total Systems Services, Inc.	7,000	267,050
		4,597,960
Total Common Stocks
(Cost $11,513,108)		11,890,955

SHORT-TERM INVESTMENT — 42.8%
Invesco Treasury Portfolio, Institutional Class, 0.01% ^
(Cost $9,957,994)	9,957,994	9,957,994

Total Investments — 94.0%
(Cost $21,471,102)		21,848,949
Other Assets and Liabilities, Net — 6.0%		1,393,215
Total Net Assets — 100.0%		$23,242,164

* Non-income producing security.
^ Variable Rate security — The rate shown is the rate in effect as of March 31, 2015.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Statement of Assets and Liabilities
March 31, 2015

ASSETS:
Investments, at value
(cost $21,471,102)	$21,848,949
Dividends & interest receivable	21,082
Receivable for capital shares sold	2,147,132
Prepaid expenses	15,355
Total assets	24,032,518

LIABILITIES:
Payable for investment securities purchased	742,718
Payable to investment adviser	847
Payable for fund administration & accounting fees	11,629
Payable for compliance fees	2,589
Payable for transfer agent fees & expenses	4,916
Payable for custody fees	1,495
Payable for trustee fees	3,343
Accrued shareholder service fees	1,604
Accrued other fees	21,213
Total liabilities	790,354

NET ASSETS	$23,242,164

NET ASSETS CONSIST OF:
Paid-in capital	$22,833,102
Accumulated undistributed net investment income	3,959
Accumulated undistributed net realized gain on investments	27,256
Net unrealized appreciation on investments	377,847
Net Assets	$23,242,164

Net Assets	$23,242,164
Shares issued and outstanding(1)	2,191,529
Net asset value, redemption price and offering price per share	$10.61

(1) Unlimited shares authorized.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Statement of Operations
For the Year Ended March 31, 2015

INVESTMENT INCOME:
Dividend income	$92,579
Interest income	335
Total investment income	92,914

EXPENSES:
Fund administration & accounting fees (See Note 4)	69,635
Investment adviser fees (See Note 4)	65,790
Transfer agent fees & expenses (See Note 4)	29,167
Federal & state registration fees	26,562
Audit fees	16,004
Compliance fees (See Note 4)	15,214
Legal fees	11,619
Trustee fees (See Note 4)	10,494
Custody fees (See Note 4)	8,695
Shareholder service fees (See Note 5)	7,740
Other	4,696
Postage & printing fees	4,498
Total expenses before reimbursement/waiver	270,114
Less: reimbursement/waiver from investment adviser (See Note 4)	(181,104)
Net expenses	89,010

NET INVESTMENT INCOME	3,904

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	27,256
Net change in unrealized appreciation on investments	377,847

Net realized and unrealized gain on investments	405,103

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$409,007

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Statement of Changes In Net Assets

Year Ended
March 31, 2015
OPERATIONS:
Net investment income	$3,904
Net realized gain on investments	27,256
Net change in unrealized appreciation on investments	377,847
Net increase in net assets resulting from operations	409,007

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	24,104,709
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	(1,271,552)
Net increase in net assets resulting from capital share transactions	22,833,157

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—
From net realized gains	—
Total distributions to shareholders	—

TOTAL INCREASE IN NET ASSETS	23,242,164

NET ASSETS:
Beginning of period	—
End of period (including accumulated undistributed
net investment income of $3,959)	$23,242,164

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Financial Highlights

Year Ended
For a Fund share outstanding throughout the year	March 31, 2015
PER SHARE DATA:
Net asset value, beginning of year	$10.00
Investment operations:
Net investment income	0.00 (1)
Net realized and unrealized gain on investments	0.61
Total from investment operations	0.61
Less distributions from:
Net investment income	—
Net realized gains	—
Total distributions	—
Net asset value, end of year	$10.61

TOTAL RETURN	6.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$23.2
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	3.49%
After expense reimbursement/waiver	1.15%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	(2.29)%
After expense reimbursement/waiver	0.05%

Portfolio turnover rate	13%

(1) Amount per share is less than $0.005.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Notes To Financial Statements
March 31, 2015

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Port Street Quality Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to seek total return. The Fund commenced operations on April 1, 2014. Costs incurred by the Fund in connection with the organization, registration, and initial public offering of shares were paid by Port Street Investments, LLC (the “Adviser”). The Fund currently offers an Institutional Class. Institutional Class shares are subject to a 0.10% shareholder servicing fee. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended March 31, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations. During the year ended March 31, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate

PORT STREET QUALITY GROWTH FUND

Notes To Financial Statements – Continued
March 31, 2015

characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended March 31, 2015, the Fund increased accumulated undistributed net investment income by $55 and decreased paid-in capital by $55.

Expenses — Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated evenly between funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1	—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	—

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities — Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

PORT STREET QUALITY GROWTH FUND

Notes To Financial Statements – Continued
March 31, 2015

Mutual Funds — Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$11,890,955	$—	$—	$11,890,955
Short-Term Investment	9,957,994	—	—	9,957,994
Total Investments in Securities	$21,848,949	$—	$—	$21,848,949

Transfers between levels are recognized at the end of the reporting period. During the year ended March 31, 2015, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% on the first $100 million of assets, 0.80% on the next $150 million of assets, 0.75% on the next $500 million of assets, and 0.70% on assets over $750 million.

The Adviser has engaged Saratoga Research & Investment Management (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Pursuant to a Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, on a quarterly basis, a sub-advisory fee based on the Fund’s average net assets at month-end at an annual rate of 0.20% on the first $100 million of assets, 0.30% on the next $400 million, and 0.35% on assets over $500 million.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.15% of the average daily net assets. Expenses reimbursed and/or fees reduced by the

PORT STREET QUALITY GROWTH FUND

Notes To Financial Statements – Continued
March 31, 2015

Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect through at least March 31, 2016. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
3/31/2018	$181,104

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended March 31, 2015 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5. SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay a servicing fee at an annual rate of 0.10% of the average daily net assets of the Institutional Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended March 31, 2015, the Fund incurred $7,740 in shareholder servicing fees under the Agreement.

PORT STREET QUALITY GROWTH FUND

Notes To Financial Statements – Continued
March 31, 2015

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

Year Ended
March 31, 2015
Shares sold	2,314,134
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(122,605)
Net increase in shares outstanding	2,191,529

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended March 31, 2015, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$12,090,675	$604,823

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2015, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$614,750	$(247,685)	$367,065	$21,481,884

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At March, 2015, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Unrealized	Total Accumulated
Ordinary Income	Appreciation	Earnings
$41,997	$367,065	$409,062

As of March 31, 2015, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended March 31, 2015, the Fund did not defer any qualified late year losses.

There were no distributions made by the Fund for the year ended March 31, 2015.

9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2015, Charles Schwab & Co., Inc., for the benefit of its customers, owned 71.84% of the outstanding shares of the Fund.

PORT STREET QUALITY GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Port Street Quality Growth Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Port Street Quality Growth Fund, a series of Managed Portfolio Series (the “Fund”), as of March 31, 2015, and the related statements of operations and changes in net assets, and financial highlights for the year ended March 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Port Street Quality Growth Fund as of March 31, 2015, and the results of its operations, changes in net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 28, 2015

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited)
March 31, 2015

Approval Of Investment Advisory Agreement
Port Street Investments, LLC

Approval Of Investment Sub-Advisory Agreement
Saratoga Research & Investment Management

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Port Street Investments, LLC (“Port Street” or “Adviser”) regarding the Port Street Quality Growth Fund (the “Fund”) (the “Investment Advisory Agreement”) and the Investment Sub-Advisory Agreement between Port Street and Saratoga Research & Investment Management (“Saratoga” or “Sub-Adviser”) regarding the Fund (the “Investment Sub-Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 8, 2015, the Trustees received and considered information from Port Street, Saratoga and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Port Street and Saratoga with respect to the Fund; (2) the cost of the services provided and the profits realized by Port Street and Saratoga from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Port Street and Saratoga resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives from Port Street and the Support Materials, the Board concluded that the overall arrangements between the Trust and Port Street as set forth in the Investment Advisory Agreement and between Port Street and Saratoga as set forth in the Investment Sub-Advisory Agreement, as each agreement relates to the Fund, continue to be fair and reasonable in light of the services that Port Street and Saratoga perform, the investment advisory fees that each receives for such services, and such other matters

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2015

as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, as each relates to the Fund, are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Port Street provides under the Investment Advisory Agreement, noting that such services and responsibilities differ from those of the Sub-Adviser, and include but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, including through the use of a sub-adviser; (2) investing or overseeing the investment of the Fund’s assets consistent with the Fund’s investment objective and investment policies; (3) allocating most Fund assets to the Sub-Adviser for investment, overseeing the Sub-Adviser, and evaluating the Sub-Adviser’s performance results; (4) directly managing the portion of the Fund’s assets that the Adviser determines not to allocate to the Sub-Adviser and, with respect to such portion, determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transactions; (5) voting or overseeing the voting of all proxies with respect to the Fund’s portfolio securities; (6) maintaining or overseeing the maintenance of the required books and records for transactions that Port Street and/or Saratoga effected on behalf of the Fund; and (7) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Fund. The Trustees considered that Port Street is under common control with Beacon Pointe Advisors, LLC, a registered investment adviser with over $6.2 billion in assets under management (“Beacon Pointe”), and that Port Street’s parent company has provided resources to Port Street. The Trustees also considered the investment philosophy of Port Street’s portfolio managers and their investment industry experience, including, through their roles at Beacon Pointe, providing due diligence on numerous investment advisers, recommending investment advisers to clients, and overseeing the investment performance of such investment advisers. In addition, the Trustees considered the Fund’s performance through December 31, 2014, noting that while the Fund has underperformed its benchmark since inception, the Fund had achieved positive returns during its limited operations, and further noting that it is difficult to make meaningful comparisons with short-term results. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Port Street provides to the Fund under the Investment Advisory Agreement.

Similar to the review of Port Street, the Trustees considered the scope of distinct services that Saratoga provides under the Investment Sub-Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the assets of the Fund consistent with its investment objective and investment policies; (2) for the portion of the portfolio that the Adviser allocates to it, and subject to the Adviser’s oversight, determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) subject to the Adviser’s oversight, voting all proxies with respect to the Fund’s portfolio securities for the portion of the portfolio that the Adviser allocated to the Sub-Adviser; (4) maintaining the required books and records for transactions Saratoga effected on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees considered Saratoga’s assets under management, the investment performance of a composite of accounts that Saratoga advises with similar investment strategies to that of the Fund, and the long-term relationship between Beacon Pointe and Saratoga. The Trustees noted the investment philosophy of Saratoga’s portfolio manager and his significant investment and portfolio management experience. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Saratoga provides to the Fund under the Investment Sub-Advisory Agreement.

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2015

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fund pays to Port Street under the Investment Advisory Agreement, as well as Port Street’s profitability analysis (3 month pro-forma) for services that Port Street rendered to the Fund for the 3 months ending June 30, 2014. In this regard, the Trustees noted that Port Street subsidizes any distribution services rendered to the Fund and the cost of all shareholder services (other than transfer agency fees) which exceed the projected shareholder service fees payable by the Fund. The Trustees also noted that Port Street had contractually agreed to reduce to its management fee and, if necessary, reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus. The Trustees concluded that Port Street’s service relationship with the Fund has not been profitable.

The Trustees also considered the annual sub-advisory fee that Port Street pays to Saratoga under the Investment Sub-Advisory Agreement. The Trustees noted that the management fees Saratoga charges to separately managed accounts with similar investment strategies and similar asset levels to those of the Fund are generally higher than the sub-advisory fee for the Fund. With respect to profitability, the Trustees considered that Port Street compensates Saratoga from its fee. The Trustees concluded that Saratoga’ service relationship with Port Street with respect to the Fund provides a reasonable profit.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category. The Trustees noted that the Fund’s management fee was higher than the average management fees reported for the benchmark category. They also considered that the total expenses of the Fund (after waivers and expense reimbursements) were slightly higher than the average total expenses reported for the benchmark category, but that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Port Street’s advisory fee and the portion of such fee that it allocates to Saratoga continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale and noted that the investment advisory fee for the Fund contains breakpoints. The Trustees noted that Port Street anticipates realizing certain economies of scale if Fund assets should increase materially from current levels and that the breakpoint structure of the investment advisory fee will share such economies with shareholders. The Trustees noted the fact that the Fund’s assets are too low to consider whether the current breakpoint structure is appropriate at the present time, agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees noted that neither Port Street nor Saratoga utilizes soft dollar arrangements with respect to portfolio transactions or has affiliated brokers to execute the Fund’s portfolio transactions. The Trustees concluded that Port Street and Saratoga will not receive any other material financial benefits from services rendered to the Fund.

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2015

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Independent Trustees
Roel C. Campos, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 66	Trustee	Indefinite Term; Since April 2011	26	Partner, Locke Lord LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm) (2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).	Director, WellCare Health Plans, Inc. (2013-Present); Director, Regional Management Corp. (2012-Present).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Age: 47	Trustee	Indefinite Term; Since April 2011	26	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (8 Portfolios) (2012-Present).
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Age: 69	Trustee	Indefinite Term; Since April 2011	26	Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Independent Trustee, ETF Series Solutions (8 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013).
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Indefinite Term; Since April 2011	26	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Insurance Trust (9 Portfolios) (2006-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Chairman, and Trustee	Indefinite Term; Since January 2011	26	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
March 31, 2015

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Angela L. Pingel, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 44	Secretary	Indefinite Term; Since January 2011	N/A	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2011-present); Vice President and Securities Counsel, Marshall & Ilsley Trust Company N.A. (2007-2010);	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present)	N/A

* Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited)
March 31, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-369-6220.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-369-6220. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-369-6220, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2015 was 0.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0.00%.

PORT STREET QUALITY GROWTH FUND

Privacy Notice – (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, CA 92660

INVESTMENT SUB-ADVISER
Saratoga Research & Investment Management
14471 Big Basin Way, Suite E
Saratoga, CA 95070

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-369-6220.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. (The registrant’s inception date was April 1, 2014 and, as such, there is only one fiscal year to present). “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal year ended March 31, 2015, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for the past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 3/31/2015
Audit Fees	$13,500
Audit-Related Fees	$0
Tax Fees	$2,500
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 3/31/2015
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2015
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	6/3/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	6/3/15

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	6/3/15

* Print the name and title of each signing officer under his or her signature.